Exhibit 99.1

LETTER OF TRANSMITTAL

EXCHANGE OFFER FOR ALL OUTSTANDING

8 1/8% SENIOR NOTES DUE 2008
OF
LEAR CORPORATION
Pursuant to the Prospectus dated                 , 2001

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                , 2001

UNLESS EXTENDED (THE “EXPIRATION DATE”).

The Exchange Agent for the Exchange Offer is:

The Bank of New York

By Hand or Overnight Delivery:

The Bank of New York

Lower Ground Floor
30 Cannon Street
London
EC4M 6XH
Attention: Carol Richardson
Facsimile Transmissions:
(Eligible Institutions Only)

011 44 207 964-6369 or

011 44 207 964-7294

Confirm by Telephone:

011 44 207 964-7235

For Information Call:

011 44 207 964-7235 or

011 44 207 964-7284 or
(212) 815-8387
By Registered or Certified Mail:

The Bank of New York

Lower Ground Floor
30 Cannon Street
London
EC4M 6XH
Attention: Carol Richardson

      IF YOU DELIVER THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMIT INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, SUCH DELIVERY OR INSTRUCTIONS WILL NOT BE EFFECTIVE. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

      The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

      Lear Corporation (the “Company”) is offering (the “Exchange Offer”), upon the terms and subject to the conditions set forth in the Prospectus, dated                , 2001 (the “Prospectus”), and in this Letter of Transmittal (which, together with any supplements or amendments hereto or thereto, collectively constitute the “Exchange Offer Documents”) to exchange up to E250,000,000 aggregate principal amount of its 8 1/8% Series B Senior Notes due 2008 (the “Exchange Notes” or the “Exchange Securities”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its original unregistered 8 1/8% Senior Notes due 2008 (the “Original Notes” or the “Original Securities”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Prospectus. This Letter of Transmittal is to be completed by holders of Original Securities (i) if certificates representing Original Securities (“Certificates”) are to be forwarded herewith or (ii) unless an agent’s message (as defined in the Prospectus) is utilized, if delivery of Original Securities is to be made by book-entry transfer to the account maintained by the Bank of New York (the “Exchange Agent”) at Euroclear or Clearstream, Luxembourg (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer — Book-Entry Transfer.” See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

      List below the Original Securities to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount of Original Securities on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF ORIGINAL NOTES

Name(s) and Address(es) of Registered Holders (Please complete, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Original Notes Represented by Certificate(s)	Aggregate Principal Amount of Original Notes Tendered**

Total Principal Amount Tendered:

* Need not be completed if Original Securities are being tendered by book-entry.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered the entire principal amount of its Original Securities.

CHECK HERE IF TENDERED ORIGINAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING.

Name:

Address:

Ladies and Gentlemen:

      On the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Original Securities indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Securities tendered hereby, the undersigned hereby (i) sells, assigns, and transfers to, or upon the order of, the Company all right, title, and interest in and to the Original Securities tendered hereby and (ii) irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Original Securities, with full power of substitution (such power of attorney deemed to be an irrevocable power of attorney coupled with an interest), to (a) deliver Certificates evidencing such Original Securities, or transfer ownership of such Original Securities on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (b) present such Original Securities for transfer on the books of the registrar for the Original Securities, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Securities.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign, transfer, and exchange the Original Securities tendered hereby and that, when the same are accepted by the Company for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims. The undersigned hereby further represents that (i) any Exchange Securities acquired in exchange for Original Securities tendered hereby are being acquired in the ordinary course of business of the person receiving such Exchange Securities, whether or not such person is the holder of such Original Securities, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the Exchange Securities, (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Securities, and (iv) neither the undersigned nor any such other person is an “affiliate” (as defined in Rule 405 under the Securities Act) of the Company, or, if either is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act. If the undersigned is a broker-dealer that is to receive Exchange Securities for its own account in exchange for Original Securities, it further represents that such Original Securities were acquired as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” with respect to such Exchange Securities within the meaning of the Securities Act.

      The undersigned acknowledges that this Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission, as set forth in no-action letters issued to third parties, that indicate that the Exchange Securities issued in exchange for the Original Securities pursuant to the Exchange Offer may be offered for resale, resold, or otherwise transferred by the holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, if such Exchange Securities are acquired in the ordinary course of such holders’ business and such holders have no arrangement or understanding with any person to participate in a distribution of such Exchange Securities. However, the Securities and Exchange Commission has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the Securities and Exchange Commission would make a similar determination with respect to the Exchange Offer. If any holder of Original Securities is an affiliate of the Company or is engaged in, or intends to engage in or has any arrangement or understanding with any person to participate in, the distribution of the Exchange Securities to be acquired pursuant to the Exchange Offer, such holder (i) cannot rely on the applicable interpretations of the staff of the Securities and Exchange Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment, and transfer of the Original Securities tendered hereby.

      All authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the undersigned’s heirs, executors, administrators, trustees in bankruptcy, legal representatives, successors, and assigns and shall survive the death, incapacity, or dissolution of the undersigned.

      The undersigned understands that the valid tender of Original Securities pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

      Unless otherwise indicated herein under “Special Issuance Instructions,” please issue the Certificates representing the Exchange Securities and return any Original Securities not tendered or not accepted for exchange in the name(s) of the undersigned or, in the case of a book-entry delivery of Original Securities, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” please mail the Certificates representing the Exchange Securities issued in exchange for the Original Securities accepted for exchange and any certificates for Original Securities not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Original Securities from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Securities so tendered.

      THE UNDERSIGNED, BY COMPLETING THE BOXES ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL SECURITIES AS SET FORTH IN SUCH BOXES ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3, 4 and 6)

To be completed ONLY (i) if Certificates for Exchange Securities and any Original Securities that are not accepted for exchange are to be issued in the name of and sent to someone other than the undersigned or (ii) if Original Securities tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Certificate(s) to:

Name:

(Please Print)
Address:

(Include Zip Code)

Credit unexchanged Original Securities delivered by book-entry transfer to the Book-Entry Transfer Facility Account set forth below.

(Taxpayer Identification or Social Security No.)

(Please Also Complete Substitute Form W-9)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4 and 6)

To be completed ONLY if Certificates for Exchange Securities and any Original Securities that are not accepted for exchange are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail Certificate(s) to:

Name:

(Please Print)
Address:

(Include Zip Code)

IMPORTANT:  THIS LETTER OF TRANSMITTAL (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL SECURITIES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

BROKER-DEALER STATUS

Check this box if the beneficial owner of the Original Securities is a broker-dealer and such broker-dealer acquired the Original Securities for its own account as a result of market-making activities or other trading activities. IF THIS BOX IS CHECKED, PLEASE SEND A COPY OF THIS LETTER OF TRANSMITTAL TO JOSEPH F. MCCARTHY, ESQ., VIA FACSIMILE: (248) 447-1677.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IMPORTANT:
SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9 BELOW

Signature(s) of Holder(s) of Original Securities

Dated: ______________________________________________, 2001

(Must be signed by the registered holder(s) of Original Securities as their name(s) appear(s) on the certificates for the Original Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations, or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 3.)

Name:

(Please Type or Print)

Capacity (Full Title):

Address:

(Include a Zip Code)

Area Code and Telephone:
(Home)

(Business)

Tax Identification or Social Security No.:
(Complete Substitute Form W-9 Below)

GUARANTEE OF SIGNATURE(S)
(See Instruction 3)

Authorized Signature(s):

Name:
(Please Type or Print)

Title:

Name of Firm:

Address:
(Include a Zip Code)

Area Code and Telephone No.:

Dated: ______________________________________________, 2001

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Original Securities. This Letter of Transmittal is to be completed by holders of Original Securities (a) if Certificates are to be forwarded herewith or (b) unless an agent’s message (as defined in the Prospectus) is utilized, if delivery of Original Securities is to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer — Book-Entry Transfer.” Certificates for all physically tendered Original Securities, or Book-Entry Confirmation (as defined below), as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or, at the option of the holder in the case of a book-entry tender of Original Securities, an agent’s message) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Securities tendered hereby must be in denominations of principal amount of E1,000 and any integral multiple thereof. The method of delivery of this Letter of Transmittal, the Original Securities, and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Original Securities are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. See “The Exchange Offer” in the Prospectus.

2. Partial Tenders (Not Applicable to Security Holders Who Tender by Book-Entry Transfer). If less than all of the Original Securities evidenced by a submitted Certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Securities to be tendered in the boxes above entitled “Description of Original Notes — Aggregate Principal Amount of Original Notes Tendered.” A reissued Certificate representing the balance of nontendered Original Securities will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE ORIGINAL SECURITIES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder of the Original Securities tendered hereby, the signature must correspond exactly with the name as written on the face of the Certificates without any change whatsoever. If any tendered Original Securities are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal. If any tendered Original Securities are registered in different names on several Certificates, it will be necessary to complete, sign, and submit as many separate copies of this Letter of Transmittal as there are different registrations of Certificates. When this Letter of Transmittal is signed by the registered holder or holders of the Original Securities specified herein and tendered hereby, no endorsements of Certificates or separate bond powers are required. If, however, the Exchange Securities are to be issued, or any untendered Original Securities are to be reissued, to a person other than the registered holder, then endorsements of any Certificates transmitted hereby or separate bond powers are required. Signatures on such Certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder or holders of any Certificate(s) specified herein, such Certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Certificate(s) and signatures on such Certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted. ENDORSEMENTS ON CERTIFICATES FOR ORIGINAL SECURITIES OR SIGNATURES ON

BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM THAT IS A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS, AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM, OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN “ELIGIBLE INSTITUTION”). SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE ORIGINAL SECURITIES ARE TENDERED: (i) BY A REGISTERED HOLDER OF ORIGINAL SECURITIES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH ORIGINAL SECURITIES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OF TRANSMITTAL OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. Special Issuance and Delivery Instructions. Tendering holders of Original Securities should indicate in the applicable box the name and address to which Exchange Securities issued pursuant to the Exchange Offer and or substitute Certificates evidencing Original Securities not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Security holders tendering Original Securities by book-entry transfer may request that Original Securities not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such security holder may designate hereon. If no such instructions are given, such Original Securities not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5. Substitute Form W-9. Each tendering noteholder that is a U.S. noteholder (or a U.S. resident alien) is required to provide the Trustee with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided under “Important Tax Information” below, and to certify, under penalty of perjury, that such number is correct and that such holder is not subject to backup withholding of federal income tax. If a tendering holder has been notified by the Internal Revenue Service that such holder is subject to backup withholding, such holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such holder has since been notified by the Internal Revenue Service that such holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 31% federal income tax withholding on the payment of the Repurchase Price of all Notes purchased from such holder. If the tendering holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If “Applied For” is written in Part I and the Trustee is not provided with a TIN within 60 days, the Trustee will withhold 31% on all payments of the Repurchase Price to such holder until a TIN is provided to the Trustee. Each tendering noteholder that is not a U.S. person (or a U.S. resident alien) should see the discussion under “Important Tax Information” for additional instructions.

6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Original Securities to it or its order pursuant to the Exchange Offer. If, however, Exchange Securities and/ or substitute Original Securities not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Securities tendered hereby, or if tendered Original Securities are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Original Securities to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL SECURITIES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

7. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions to the Exchange Offer set forth in the Prospectus.

8. No Conditional Tenders. No alternative, conditional, irregular, or contingent tenders will be accepted. All tendering holders of Original Securities, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Securities for exchange. Neither the Company, the Exchange Agent, nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Securities nor shall any of them incur any liability for failure to give any such notice.

9. Mutilated, Lost, Stolen, or Destroyed Original Securities. Any holder whose Original Securities have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Withdrawal Rights. Tenders of Original Securities may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal of a tender of Original Securities to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address, or in the case of eligible institutions, at the facsimile number set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (a) specify the name of the person who tendered the Original Securities to be withdrawn (the “Depositor”), (b) identify the Original Securities to be withdrawn (including certificate number or numbers and the principal amount of such Original Securities), (c) contain a statement that such holder is withdrawing his election to have such Original Securities exchanged, (d) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Original Securities were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the registrar with respect to the Original Securities register the transfer of such Original Securities in the name of the person withdrawing the tender, and (e) specify the name in which such Original Securities are registered, if different from that of the Depositor. If Original Securities have been tendered pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption “The Exchange Offer — Book-Entry Transfer,” any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Securities and otherwise comply with the procedures of such facility. All questions as to the validity, form, and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Original Securities so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Securities that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Securities tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in the Prospectus under the caption “The Exchange Offer — Book-Entry Transfer,” such Original Securities will be credited to an account maintained with the Book-Entry Transfer Facility for the Original Securities) promptly after the expiration or termination of the Exchange Offer. Properly withdrawn Original Securities may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, requests for additional copies of the Prospectus and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

IMPORTANT TAX INFORMATION

As described in the Statement, under U.S. federal income tax law, a holder whose tendered Notes are accepted for payment is generally required to provide the Trustee (as payer) with such holder’s correct TIN on Substitute Form W-9 provided herewith. If such holder is an individual, the TIN generally is such holder’s social security number. If the Trustee is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such holder with respect to Notes purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

Certain holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8BEN or W-8ECI), signed under penalties of perjury, attesting to such individual’s exempt status. Such forms can be obtained from the Trustee. A holder should consult his or her tax advisor as to such holder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Trustee is required to withhold 31% of any payments made to the holder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a holder with respect to Notes purchased pursuant to the Offer, the holder is required to notify the Trustee of such holder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), (b)(i) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding, and (c) such shareholder is a U.S. person (or U.S. resident alien).

What Number to Give the Trustee

The holder is required to give the Trustee the TIN (e.g., social security number or employer identification number) of the record holder of Notes tendered hereby. If Notes are in more than one name or are not in the name of the actual owner, consult your tax advisor on which number to report. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write “Applied For” in the space provided for the TIN in Part I, and sign and dated the Substitute Form W-9. If “Applied For” is written in Part I and the Trustee is not provided with a TIN within 60 days, the Trustee will withhold 31% of all payments of the Repurchase Price to such holder until a TIN is provided to the Trustee.

PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW.

PAYER’S NAME: THE BANK OF NEW YORK

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part I — Taxpayer Identification Number —
For all accounts, enter your taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, please consult your tax advisor.) Certify by signing and dating. (If awaiting TIN write “Applied For”) below. Note: If the account is in more than one name, please consult your tax advisor.	Social Security Number or Employer Identification Number

Part II — For Payees Exempt from Backup Withholding, please consult your tax advisor.

________________________________________________________________________________ Certification — Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to back-up withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)	I am a U.S. Person (including a U.S. resident).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE: _________________________________________________________________ DATE:
NAME (Please Print):

Certificate Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A
TAXPAYER IDENTIFICATION NUMBER.

________________________________________________________________________________ CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that If I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.
SIGNATURE: _________________________________________________________________ DATE:
NAME (Please Print):

The Exchange Agent for the Exchange Offer is:

The Bank of New York

By Hand or Overnight Delivery:

The Bank of New York

Lower Ground Floor
30 Cannon Street
London
EC4M 6XH
Attention: Carol Richardson
Facsimile Transmissions:
(Eligible Institutions Only)

01144 207 964-6369

011 44 207 964-7294

Confirm by Telephone:

011 44 207 964-9235

For Information Call:

011 44 207 964-7235 or

011 44 207 964 7284 or
(212) 815-8387
By Registered or Certified Mail:

The Bank of New York

Lower Ground Floor
30 Cannon Street
London
EC4M 6XH
Attention: Carol Richardson

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